UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         March 15, 2004
        Date of Report (Date of earliest event reported)


                        ADAMS GOLF, INC.
     (Exact name of registrant as specified in its charter)



            Delaware                 000-24583            75-2320087
(State or other jurisdiction of   (Commission File     (I.R.S. Employer
 incorporation or organization)       Number)        Identification No.)




 300 Delaware Avenue, Suite 572
      Wilmington, Delaware                                  19801
(Address of principal executive                           (Zip Code)
            offices)

                         (302) 427-5892
      (Registrant's telephone number, including area code)

                               N/A
  (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors of Adams Golf, Inc. (the "Company") determined on March 15, 2004 to appoint KBA Group LLP ("KBA") to serve as the Company's independent auditors for the fiscal year ending December 31, 2004. KPMG LLP ("KPMG") served as the Company's independent auditors for the fiscal years ended December 31, 2003 and 2002. On March 15, 2004, the Audit Committee approved the dismissal of KPMG as the Company's independent auditors. These actions were also approved by the Board of Directors of the Company on March 15, 2004.

     KPMG's audit reports on the Company's consolidated financial statements as of and for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through March 19, 2004, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's reports on the Company's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K (each a "Reportable Event") during the years ended December 31, 2003 and 2002 and through the date hereof.

     The Company provided KPMG with a copy of the foregoing disclosures. The Company requested that KPMG provide its response letter, addressed to the Securities and Exchange Commission, stating whether it agreed with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the aspect in which it does not agree. Attached as Exhibit 16 is a copy of KPMG's letter, dated March 22, 2004.

      During the years ended December 31, 2003 and 2002 and through the date hereof, the Company did not consult KBA with respect to (i) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor was any written or oral advice provided that KBA concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter which was either the subject of a disagreement with KPMG, the prior certifying accountant or a Reportable Event.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(a)   --    Not applicable.

(b)   --    Not applicable.

(c)   --    Exhibits.

     Exhibit 16     Letter from KPMG LLP dated March 22,
                      2004 (filed herewith).

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              ADAMS GOLF, INC.

                              By:  /s/  OLIVER G. BREWER III
                                 ----------------------------
                              Name:  Oliver G. Brewer III
                                   --------------------------
                              Title:  President and Chief
                                        Executive Officer
                                    -------------------------

                              Date:  March 22, 2004


                              By:  /s/  ERIC LOGAN
                                 ----------------------------
                              Name:  Eric Logan
                                   --------------------------
                              Title:  Chief Financial Officer
                                    -------------------------

                              Date:  March 22, 2004

                        INDEX TO EXHIBITS


Exhibit No.    Document Description
-----------    --------------------------------------------------
   16          Letter from KPMG LLP dated March 22, 2004
               (filed herewith).